Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets as of December 31, 2021 and 2020 are summarized below (in thousands):

	2021	2020
Stock-based compensation	$401	$380
Research credits	8,629	8,848
Depreciation	(52)	(52)
Net operating loss carryforwards	33,033	30,492
Inventory write down	81	82
Other	454	375
Total deferred tax assets	42,399	40,125
Valuation allowance	(42,399)	(40,125)
Net deferred tax assets	$—	$—

In assessing the potential realization of these deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon us attaining future taxable income during the periods in which those temporary differences become deductible. As of December 31, 2021 and 2020, management determined it was not more likely than not that our deferred tax assets will be realized, and has therefore recorded an appropriate valuation allowance against deferred tax assets at such dates.

No federal tax provision has been provided for the years ended December 31, 2021 and 2020 due to the losses incurred during such periods. Our effective tax rate is different from the federal statutory rate of 21% due primarily to operating losses that receive no tax benefit as a result of a valuation allowance recorded for such losses.

We experienced an “ownership change” within the meaning of Section 382(g) of the Internal Revenue Code of 1986, as amended, during the second quarter of 2017. The ownership change will subject our net operating loss carryforwards to an annual limitation, which will significantly restrict our ability to use them to offset taxable income in periods following the ownership change. In general, the annual use limitation equals the aggregate value of our stock at the time of the ownership change multiplied by a tax-exempt interest rate specified by the Internal Revenue Service. We analyzed the available information to determine the amount of the annual limitation. Based on information available to us, the 2017 limitation is estimated to range between $1.4 million and $3.7 million annually. In total, we estimate that the 2017 ownership change will result in approximately $120 million and $56 million of federal and state net operating loss carryforwards, respectively, expiring unused.

As of December 31, 2021, after the ownership change under Section 382(g), we had federal and state income tax net operating loss carryforwards, which may be applied to future taxable income, of approximately $124.3 million and $76.8 million, respectively. The federal net operating loss carryforwards for years before 2018 will expire at various dates from 2035 through 2037. The federal net operating loss carryforwards for 2018 and forward do not expire. The state net operating loss carryforwards will expire at various dates from 2033 through 2041. We also have a federal and state research and development tax credit carryforwards totaling approximately $4,755,000 and $4,903,000, respectively. The federal research and development tax credit carryforwards will expire at various dates from 2023 through 2041. The state research and development tax credit carryforwards do not expire.

We file income tax returns in the U.S. federal jurisdiction and various states and are subject to income tax examinations by federal tax authorities for tax years ended 2017 and later and by state authorities for tax years ended 2016 and later. We currently are not under examination by any tax authority. Our policy is to record interest and penalties on uncertain tax positions as income tax expense. As of December 31, 2021, and 2020, we have no accrued interest or penalties related to uncertain tax positions. Second Sight Switzerland, our foreign subsidiary, has not had any taxable income in the prior and current years.